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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 12, 2006

                            West Pointe Bancorp, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

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
Illinois                                           0-30505                            36-4149655
---------------------------                  -------------------             ---------------------------
(State or Other                                  (Commission                        (IRS Employer
Jurisdiction of                                  File Number)                    Identification No.)
Incorporation)
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
West Pointe Bancorp, Inc.
5701 West Main Street                                                                   62226
Belleville, Illinois                                                              ------------------
----------------------------------------------------                                  (Zip Code)
(Address of Principal Executive Offices)
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                                 (618) 234-5700
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On June 12, 2006, West Pointe Bancorp, Inc. (the "Company") terminated its Amended and Restated Dividend Reinvestment Plan (the "Plan"), which had 75,000 shares (the "Shares") of the Company's common stock, par value $1.00 per share (the "Common Stock"), registered for issuance. The Plan provided for the reinvestment of dividends paid to the Company's shareholders in shares of the Common Stock purchased from the Company by the Plan. The Company's Board of Directors elected to terminate the Plan based on administrative convenience and in view of the anticipated loss of SEC registration for the Shares issuable under the Plan upon completion of the Company's pending merger with and into a wholly-owned subsidiary of Commerce Bancshares, Inc. ("Commerce"), as previously announced.

Pursuant to the Plan termination procedures, certificates for whole shares credited to each participant's account under the Plan will be issued and a cash payment will be made for any fraction of a share based on the current price of the Company's Common Stock on the termination date. Company management anticipates that an aggregate of 170,280 shares of Common Stock and approximately $15,099 in lieu of fractional shares will be distributed in connection with the termination of the Plan.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WEST POINTE BANCORP, INC.
                                 Registrant)




Date: June 12, 2006              By: /s/      Bruce A. Bone
                                     -------------------------------------------
                                     Name: Bruce A. Bone
                                     Title: Executive Vice President and Chief
                                     Financial Officer

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